Employee Benefit Plan	12 Months Ended
Dec. 31, 2012
Employee Benefit Plan [Abstract]
Employee Benefit Plan

10. Employee Benefit Plan

The Company has an employee benefit plan under Section 401(k) of the Internal Revenue Code. The plan allows employees to make contributions up to a specified percentage of their compensation. Under the plan, the Company matches a portion of the employees’ contributions up to a defined maximum. The Company is currently contributing up to 3% of employee base salary, by matching 50% of the first 6% of annual base salary contributed by each employee. Approximately $106,000, $132,000, and $139,000 of 401(k) benefits were charged to operating expenses during 2012, 2011 and 2010, respectively.